Asset retirement and environmental obligations (Tables)	12 Months Ended
Dec. 31, 2022
Asset Retirement And Environmental Obligations
Summary of changes in asset retirement and environmental obligations

			2022	2021
	Asset retirement obligations	Environmental obligations	Total	Total
Balance at the beginning of the year	221,710	42,441	264,151	276,046
Additions (ii)	26,116	8,920	35,036	51,893
Payments	(14,879)	(10,514)	(25,393)	(26,255)
Foreign exchange effects	6,034	3,126	9,160	(7,851)
Interest accrual	20,014	3,648	23,662	9,667
Remeasurement - discount rate (i) / (ii)	(39,072)	(1,225)	(40,297)	(39,350)
Balance at the end of the year	219,923	46,396	266,319	264,151
Current liabilities	18,658	4,988	23,646	31,953
Non-current liabilities	201,265	41,408	242,673	232,197
(i)	As of December 31, 2022, the credit risk-adjusted rate used for Peru was between 10.92% and 12.04% (December 31, 2021: 3.54% and 7.28%) and for Brazil was between 8.22% and 8.61% (December 31, 2021: 7.68% and 8.67%).
(ii)	The change in the period ended on December 31, 2022, was mainly due to the time change in the expected disbursements on decommissioning obligations in certain operations, in accordance with updates in their asset retirement and environmental obligations studies, and by the increase in the discount rates, as described above. In this way, asset retirement obligations for operational assets, decreased in an amount of USD 6,773 (December 31, 2021: increase of USD 5,879) as shown in note 21; and asset retirement and environmental obligations for non-operational assets expense in USD 1,512 (December 31, 2021: expense of USD 6,664) as shown in note 9.